UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2018

Rowan Companies plc
(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)

2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
Rowan Companies plc (the “Company”) is filing this Form 8-K to recast certain information in its Quarterly Report on Form 10-Q for the period ended March 31, 2018 (the “Q1 2018 Form 10-Q”) to reflect changes to the condensed consolidating financial information presented in Note 12 “Guarantees of Registered Securities” to the financial statements as a result of changes to the corporate ownership structure that occurred in the second quarter of 2018 (the “2018 Internal Reorganization”). Additionally, the Company has updated this information for the migration to the eXtensible Business Reporting Language taxonomy set forth by the Financial Accounting Standards Board for 2018 (the “2018 XBRL Taxonomy”). Financial information in Note 12 for the three months ended March 31, 2018 and 2017, has been recast to reflect the 2018 Internal Reorganization. In addition, the Condensed Consolidating Balance Sheets in Note 12 as of March 31, 2018 and December 31, 2017 have been recast to reflect the 2018 Internal Reorganization as if the resulting corporate ownership structure was in place at January 1, 2015.
The information in this Current Report on Form 8-K and exhibits filed herewith have not been updated to reflect any event or development occurring after May 1, 2018, the date on which the Company filed the Q1 2018 Form 10-Q with the Securities and Exchange Commission (the “SEC”), other than with respect to: (i) changes to the condensed consolidating financial information presented in Note 12 “Guarantees of Registered Securities” to the financial statements as a result of the 2018 Internal Reorganization and (ii) updates with respect to the 2018 XBRL Taxonomy. This Current Report on Form 8-K does not represent an amendment to or restatement of the Company’s Q1 2018 Form 10-Q. This Current Report on Form 8-K should be read in conjunction with the Q1 2018 Form 10-Q and the Company's other current and periodic reports filed with the SEC on or after May 1, 2018 through the date of this Current Report on Form 8-K. This information in this Current Report on Form 8-K and the exhibits filed herewith is consistent with the basis of presentation of the Company’s quarterly report on Form 10-Q for the fiscal period ended June 30, 2018.

Item 9.01	Financial Statements and Exhibits.

(a)    Exhibits

Exhibit Number	Exhibit Description
99.1
Part I, Item 1. Financial Statements from Rowan Companies plc's Quarterly Report on Form 10-Q for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on May 1, 2018 and as updated herein.

101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2018	ROWAN COMPANIES PLC

	By:	/s/ Stephen M. Butz
Stephen M. Butz
Executive Vice President and Chief Financial Officer